                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                               December 22, 1997
               ------------------------------------------------
               Date of Report (Date of earliest event reported)



                             JAVELIN SYSTEMS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                    000-21477               52-1945748
----------------------------      -----------------       ------------------
(State or other jurisdiction        (Commission            (I.R.S. Employer
     of incorporation)              File Number)          Identification No.)



                              1881 Langley Avenue
                               Irvine, CA 92614
                           ------------------------
              (Address of principal executive offices) (Zip Code)



                                (714) 223-5130
              --------------------------------------------------
             (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

     On December 22, 1997, Javelin Systems, Inc., a Delaware corporation (the "Company"), acquired all of the outstanding capital stock (the "CCI Stock") of CCI Group, Inc., a Missouri corporation ("CCI"), from Robert Nichols, Robert Hess, Melissa Sobo and Renee Voirol (collectively, the "Selling Shareholders"), pursuant to the terms of a Plan of Reorganization and Stock Purchase Agreement, dated December 22, 1997, by and among the Company, CCI and the Selling Shareholders (the "Agreement"). See Exhibit 2.1 hereto. The aggregate purchase price for the CCI Stock consisted of 380,000 shares of the Common Stock of the Company issued and delivered at the closing, with an additional 290,000 shares of the Common Stock of the Company issued, but held in escrow as security for the breach of any representation or warranty in the Agreement by CCI or any of the Selling Shareholders, and deliverable thirty (30) calendar days following the receipt by the Company of its final audited consolidated financial statements for the fiscal year ended June 30, 1998. The purchase price was determined based upon negotiations between the parties. The shares of Common Stock of the Company issued to the Selling Shareholders were newly issued shares of the Company's Common Stock, which were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended.

     CCI provides point-of-sale system solutions, technical support and service. The Company currently intends to maintain CCI as a wholly-owned subsidiary of the Company, and intends to continue to use CCI's plant, equipment and other physical property in the manner in which it was used prior to the closing.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements.

          The financial statements required to be filed with respect to the acquisition described above in Item 2 (the "Financial Statements") are not included with this Current Report on Form 8-K. The Financial Statements will be filed within sixty (60) days of the date that this Current Report on Form 8-K is required to be filed.

     (b)  Pro Forma Financial Information.

          The pro forma financial information required to be filed with respect to the acquisition described above in Item 2 (the "Pro Forma Financial Information") is not included with this Current Report on Form 8-K. The Pro Forma Financial Information will be filed within sixty (60) days of the date that this Current Report on Form 8-K is required to be filed.

     (c)  Exhibits.

     2.1 Plan of Reorganization and Stock Purchase Agreement, dated December 22, 1997, by and among Javelin Systems, Inc., CCI Group, Inc., Robert Nichols, Robert Hess, Melissa Sobo and Renee Voirol.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      JAVELIN SYSTEMS, INC.


 Dated: January 5, 1998               By: /s/ HORACE HERTZ
                                          -----------------------
                                          Horace Hertz
                                          Chief Financial Officer


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

                               INDEX TO EXHIBITS
                               -----------------

                                                                  PAGE NO.
                                                                  --------
EXHIBIT 2.1     Plan of Reorganization and Stock Purchase
                Agreement, dated December 22, 1997, by and
                among Javelin Systems, Inc., CCI Group, Inc.,
                Robert Nichols, Robert Hess, Melissa Sobo and
                Renee Voirol.




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